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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT, dated as of March 18, 2004 (this "Amendment"), is among ASSOCIATED MATERIALS INCORPORATED, a corporation organized and existing under the laws of Delaware (the "U.S. Borrower"), GENTEK BUILDING PRODUCTS LIMITED, a corporation organized and existing under the laws of Ontario, Canada (the "Canadian Borrower" and, together with the U.S. Borrower, each a "Borrower" and collectively the "Borrowers"), Associated Materials Holdings Inc., a corporation organized and existing under the laws of Delaware ("Holdings") and the various financial institutions and other Persons party to the Credit Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

     WHEREAS, Holdings, the Borrowers, the Lenders, UBS AG, Stamford Branch, as administrative agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. Administrative Agent"), UBS AG, Stamford Branch, as administrative agent for the Canadian Term Loan Lenders under the Canadian Facility (in such capacity, the "Canadian Term Administrative Agent"), and Canadian Imperial Bank of Commerce, as administrative agent for the Canadian Revolving Loan Lenders under the Canadian Facility (in such capacity, the "Canadian Revolving Administrative Agent" and, together with the U.S. Administrative Agent and the Canadian Term Administrative Agent, the "Administrative Agents"), Credit Suisse First Boston, acting through its Cayman Islands Branch ("CSFB"), as the Syndication Agent, CIBC World Markets Corp., as the Documentation Agent and CSFB and UBS Securities LLC, as the Joint Lead Arrangers are parties to an Amended and Restated Credit Agreement, dated as of August 29, 2003 (as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided.

     NOW, THEREFORE, it is agreed:

     1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

          (i) "First Amendment" means the First Amendment to the Credit Agreement, dated as of March 18, 2004, among the Borrowers, Holdings, the Agents and the Lenders party thereto.

          (ii) "First Amendment Effective Date" means the effective date of the First Amendment pursuant to the terms thereof.

          (iii) "Superholdco" means AMH Holdings, Inc., a Delaware corporation.
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          (iv) "Superholdco Debt Documents" means, collectively, each of the loan agreements, indentures, note purchase agreements, promissory notes, guarantees and other instruments and agreements evidencing the terms of any Indebtedness of Superholdco or any other direct parent company of Holdings, in each case, as amended, supplemented, amended and restated or otherwise modified in accordance with the terms of the Superholdco Guaranty.

          (v) "Superholdco Guaranty" means the Guaranty, dated as of the First Amendment Effective Date, executed and delivered by an Authorized Officer of Superholdco, in form and substance reasonably satisfactory to the Administrative Agents, as amended, supplemented, amended and restated or otherwise modified from time to time.

          (vi) "Superholdco Pledge Agreement" means the Pledge Agreement, dated as of the First Amendment Effective Date, executed and delivered by an Authorized Officer of Superholdco, in form and substance reasonably satisfactory to the Administrative Agents, as amended, supplemented, amended and restated or otherwise modified from time to time.

          (vii) "Superholdco Senior Discount Notes" means the Senior Discount Notes due 2014 issued by Superholdco on March 4, 2004, resulting in gross cash proceeds not to exceed $258,265,220.

     2. The definition of "Change in Control" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the parenthetical "(and as defined in)" contained in clause (f) thereof and (ii) inserting the text "or (y) any Superholdco Debt Documents, in respect of Indebtedness having an aggregate original outstanding principal amount of $25,000,000 or more" immediately after the text "more" at the end of such clause (f).

     3. The definition of "EBITDA" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of sub-clause (viii) of clause (b) of said definition and inserting a comma in lieu thereof and (ii) inserting the following new sub-clause (x) immediately after the appearance of the amount "$500,000" and before the comma appearing at the end of sub-clause (ix) of such clause (b):

     "and (x) any management bonuses paid by Holdings (or any direct parent company thereof) or any of its Subsidiaries in accordance with the terms of clause (i) of Section 7.2.13".

     4. The definition of "Excess Cash Flow" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text "and subclauses (i),
(ii) and (iii) of clause (f)" immediately prior to the text "of Section 7.2.6" contained in clause (b)(vi)(B) of said definition.

     5. The definition of "Guarantors" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text "Superholdco," immediately after the text ", collectively," and immediately before the text "Holdings" appearing therein.

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     6. The definition of "Guaranty" appearing in Section 1.1 of the Credit
Agreement is hereby amended by inserting the text "Superholdco Guaranty," immediately after the text ", as the context may require," and immediately before the text "Holdings Guaranty" appearing therein.

     7. The definition of "Net Equity Proceeds" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text "(or any direct parent company thereof)" immediately after the first appearance of the text "Holdings" appearing in said definition and (ii) inserting the text "(or any direct parent company thereof and contributed to Holdings)" immediately after the text "Holdings" appearing in clause (a) of said definition.

     8. The definition of "Obligations" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text "(or, in the case of Superholdco, arising under or in connection with the Superholdco Guaranty or Superholdco Pledge Agreement)" immediately after the text "Loan Document" and immediately before the text ", including the principal of and premium," appearing therein.

     9. The definition of "Permitted Acquisition" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text "(or any direct parent company thereof)" immediately after each appearance of the text "Capital Stock of Holdings" contained in clause (d) of said definition.

     10. The definition of "Permitted Seller Note" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text "Superholdco," immediately prior to the appearance of the text "Holdings" contained said definition.

     11. The definition of "Qualified IPO" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text "(or any direct parent company thereof)" immediately after the text "Holdings" as such text appears in said definition and (ii) replacing the text "Holdings'" appearing in said definition with the text "such Persons'".

     12. The definition of "Qualifying Subordinated Debt" appearing in Section
1.1 of the Credit Agreement is hereby amended by (i) inserting the text "Superholdco," immediately prior to the first appearance of the text "Holdings" contained said definition and (ii) deleting the text "no less favorable to Holdings or the U.S. Borrower" contained in such definition and inserting "no less favorable to such Person" in lieu thereof.

     13. The definition of "Secured Parties" appearing in Section 1.1 of the Credit Agreement is hereby amended by replacing the text "the U.S. Borrower or any U.S. Subsidiary Guarantor" with the text "Superholdco, Holdings, the U.S. Borrower or any U.S. Subsidiary Guarantor" in each occurrence thereof in clause
(a) of such Section.

     14. The definition of "Security and Pledge Agreement" appearing in Section
1.1 of the Credit Agreement is hereby amended by inserting the text "the Superholdco Pledge Agreement," immediately after the text "the Holdings Pledge Agreement," appearing therein.

     15. Section 3.1.1(h) of the Credit Agreement is hereby amended by (i) inserting the text "(or any direct parent company thereof)" immediately after the text "Holdings" first

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appearing in said Section and (ii) deleting the text "the applicable Borrower shall make a mandatory prepayment" appearing in said Section and inserting the text "a mandatory prepayment shall be made" in lieu thereof.

     16. Section 6.17 of the Credit Agreement is hereby amended by inserting the text "(and any direct parent company thereof)" immediately after the text "Holdings" first appearing in said Section.

     17. Section 7.2.2(l) of the Credit Agreement is hereby amended by inserting the text "Superholdco," immediately prior to the text "Holdings and each Borrower" appearing in said Section.

     18. Section 7.2.2(o) of the Credit Agreement is hereby amended by replacing the text "Exhibit K" with the text "Exhibit J".

     19. Section 7.2.2(v) of the Credit Agreement is hereby amended by (i) inserting the text "Superholdco," immediately prior to the text "the U.S. Borrower and its Subsidiaries" appearing in said Section and (ii) inserting the text "and under clause (viii) of Section 4.2 of the Superholdco Guaranty" immediately following the text "under this clause (v)" appearing in said Section.

     20. Section 7.2.5(m) of the Credit Agreement is hereby amended by (i) inserting the text "(or any direct parent company thereof)" immediately after the text "Capital Stock of Holdings" appearing in said Section and (ii) inserting the text "(or by such direct parent company to Holdings and then by Holdings)" immediately after the text "by Holdings" appearing in said Section.

     21. Section 7.2.5(o) of the Credit Agreement is hereby amended by inserting the text "(or any direct parent company thereof)" immediately after the text "to Holdings" appearing in said Section.

     22. Section 7.2.5(t) of the Credit Agreement is hereby amended by inserting the text "(or any direct parent company thereof)" immediately after the text "Capital Stock of Holdings" appearing in said Section.

     23. Section 7.2.6(b) of the Credit Agreement is hereby restated in its entirety as follows:

     "(b) so long as at the time of such purchase (and after giving effect thereto) there shall exist no Default, Holdings may (and the Borrowers may make Restricted Payments to Holdings to permit Holdings to) repurchase, or make a Restricted Payment to its direct parent company to repurchase, Management Shares from any Management Investor or repay (or make interest payments on) Indebtedness incurred pursuant to clause (o) of Section 7.2.2 (or like Indebtedness incurred by such direct parent company) (i) with proceeds of the key-man life insurance maintained on the life of such Management Investor and (ii) with cash in an aggregate amount not exceeding $2,500,000 per year up to a maximum aggregate amount equal to $10,000,000 over the term of this Agreement; provided that to the extent the amount of cash used to make such repurchases (or

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     repayments and payments of such Indebtedness) in any Fiscal Year is less than $2,500,000, 100% of such unused amount may be carried forward to succeeding Fiscal Years and utilized to make such repurchases (or repayments and payments of such Indebtedness) in such succeeding Fiscal Years (up to such maximum amount);".

     24. Section 7.2.6 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (d) thereof, (ii) deleting the period appearing at the end of clause (e) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (f) at the end thereof:

          "(f) the U.S. Borrower may make Restricted Payments to Holdings, the proceeds of which shall be used by Holdings to make Restricted Payments to its direct parent company, for the purpose of paying, so long as all proceeds are promptly used by such direct parent company to pay, (i) reasonable fees for audit, legal and similar administrative services and other corporate overhead, (ii) customary fees to non-officer directors of such direct parent company who are not Affiliates of such direct parent company, (iii) out-of-pocket expenses to directors or observers of the board of directors of such direct parent company and (iv) taxes payable by such direct parent company, provided, however, (x) the aggregate amount paid pursuant to preceding subclauses (i), (ii) and (iii) shall not exceed $500,000 in any Fiscal Year of Holdings and (y) the aggregate amount of any such payments pursuant to preceding sub-clause (iv) in respect of any Fiscal Year does not exceed the amount that Holdings and its Subsidiaries would be required to pay in respect of Federal, state, foreign and local taxes for such Fiscal Year were Holdings and its Subsidiaries to pay such taxes on a hypothetical separate consolidated, combined or unitary basis (in the case of taxes with respect to which tax returns are filed on such a basis) (whether or not all such amounts are actually used by such direct parent company for such purposes).".

     25. Section 7.2.13 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (f) thereof, (ii) deleting the period appearing at the end of clause (g) thereof and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (h) and
(i) immediately after clause (g) thereof:

     "(h) Holdings and its Subsidiaries may enter into a tax sharing agreement or arrangement with, and may make, without duplication of any amounts paid pursuant to sub-clause (iv) of Section 7.2.6(f), payments pursuant thereto to, any direct parent company of Holdings with which Holdings or its Subsidiaries is required or permitted to file a consolidated tax return or with which Holdings or any of its Subsidiaries is or could be part of a consolidated group for tax purposes in amounts otherwise permitted by such sub-clause (iv) of Section 7.2.6(f); and

     (i) Holdings and its Subsidiaries may pay management bonuses outside of the ordinary course of business to their respective management and employees so long as (x) such bonuses are paid directly by any direct parent company of Holdings with proceeds of the Superholdco Senior Discount Notes or paid by Holdings or any of its Subsidiaries with equity proceeds received by Holdings (which equity proceeds were contributed to Holdings by Superholdco with proceeds received from the issuance of Superholdco

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     Senior Discount Notes) and (y) the aggregate amount of such bonuses paid over the term of this Agreement does not exceed $15,000,000.".

     26. Section 8.1.1 of the Credit Agreement is hereby restated in its entirety as follows:

          "SECTION 8.1.1 Non-Payment of Obligations.

               (a) Either Borrower shall default in the payment or prepayment when due of (i) any principal of any Loan, any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to
          Section 2.6.4, or (ii) any interest on any Loan, any fee described in
          Article III or any other monetary Obligation, and such default shall continue unremedied for a period of three Business Days after such amount was due; and

               (b) any Guarantor shall default in the payment when due of any amounts owed by it under any Guaranty to which it is a party and such default shall continue unremedied for a period of three Business Days after such amount was due.".

     27. Section 8.1.5 of the Credit Agreement is hereby amended by inserting the text "(or any direct parent company thereof)" immediately after the text "Holdings" first appearing in said Section.

     28. Section 8.1.9 of the Credit Agreement is hereby amended by inserting the text "(or any direct parent company thereof)" immediately after the text "Holdings" first appearing in said Section.

     29. This Amendment shall become effective on the date (the "First Amendment Effective Date") when:

          (i) the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agents; and

          (ii) AMH Holdings, Inc., a Delaware corporation ("Superholdco") shall have issued the Senior Discount Notes due 2014 resulting in gross cash proceeds not to exceed $258,265,220;

          (iii) Superholdco shall have delivered to the Administrative Agents a guaranty of the Obligations, dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agents, duly executed and delivered by an Authorized Officer of Superholdco;

          (iv) Superholdco shall have pledged to the U.S. Administrative Agent, for the benefit of the Secured Parties, the Capital Stock of Holdings pursuant to a pledge agreement, dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agents, duly executed and delivered by an Authorized Officer of Superholdco;

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          (v) the Administrative Agents shall have received a certificate executed and delivered by an Authorized Officer of each of Holdings and each Borrower, certifying as to the truth and accuracy of the representations and warranties set forth in Section 30 below and such representations and warranties shall be true and correct in all material respects as of the First Amendment Date;

          (vi) the Administrative Agents shall have received an Affirmation and Consent, dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agents, duly executed and delivered by each Guarantor; and

          (vii) the Administrative Agents shall have received all fees and expenses due under Section 12.3 of the Credit Agreement in connection with the negotiation, preparation, execution and delivery of this Amendment.

     30. In order to induce the Lenders to enter into this Amendment, Holdings and the Borrowers hereby represent and warrant that (i) no Default exists on the First Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrowers and the Administrative Agents.

     32. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES
SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).

     33. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

     34. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Borrower, Holdings or any other

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Obligor which would require the consent of the Lenders under the Credit
Agreement or any of the Loan Documents.

     35. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

     36. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                         ASSOCIATED MATERIALS INCORPORATED,
                         as U.S. Borrower

                         By:/s/ D. Keith LaVanway
                            ---------------------------------------------------
                            Name:  D. Keith LaVanway
                            Title:  Vice President-Chief Financial Officer,
                         Treasurer and Secretary


                         GENTEK BUILDING PRODUCTS LIMITED,
                         as Canadian Borrower

                         By:/s/ D. Keith LaVanway
                            ---------------------------------------------------
                            Name:  D. Keith LaVanway
                            Title:  Vice President


                         ASSOCIATED MATERIALS HOLDINGS INC.,
                         as a Guarantor


                         By:/s/ D. Keith LaVanway
                            ---------------------------------------------------
                            Name:  D. Keith Lavanway
                            Title:  Vice President-Finance
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                                     The Administrative Agents received executed
                                     signature pages from the Required Lenders